                 PANORAMA SERIES FUND, INC.
                      Growth Portfolio
           Supplement dated June 27, 2003 to the
              Prospectus dated April 30, 2003

The Prospectus is revised as follows:

The following paragraph is added to the end of the section
titled "About the Portfolio's Investments-Other Investment
Strategies" beginning on page 7:

      Loans of Portfolio  Securities.  The  Portfolio has
      entered into a Securities  Lending  Agreement  with
      JP Morgan Chase.  Under the  agreement,  securities
      of the Portfolio may be loaned to brokers,  dealers
      and other  financial  institutions.  The Securities
      Lending  Agreement  provides  that  loans  must  be
      adequately  collateralized  and may be made only in
      conformity with the Portfolio's  Securities Lending
      Guidelines,   adopted  by  the   Fund's   Board  of
      Directors.  The value of the securities  loaned may
      not exceed 25% of the value of the  Portfolio's net
      assets.

June 27, 2003                                            PS608.004

PANORAMA SERIES FUND, INC.
              Government Securities Portfolio

           Supplement dated June 27, 2003 to the
              Prospectus dated April 30, 2003

The Prospectus is changed as follows:

The following paragraph is added to the end of the section
titled "About the Portfolio's Investments-Other Investment
Strategies" beginning on page 9:

      Loans of Portfolio  Securities.  The  Portfolio has
      entered into a Securities  Lending  Agreement  with
      JP Morgan Chase.  Under the  agreement,  securities
      of the Portfolio may be loaned to brokers,  dealers
      and other  financial  institutions.  The Securities
      Lending  Agreement  provides  that  loans  must  be
      adequately  collateralized  and may be made only in
      conformity with the Portfolio's  Securities Lending
      Guidelines,  adopted  by the  Portfolio's  Board of
      Directors.  The value of the securities  loaned may
      not exceed 25% of the value of the  Portfolio's net
      assets.

June 27, 2003                                    PS613.004

PANORAMA SERIES FUND, INC.

           Supplement dated June 27, 2003 to the
  Statement of Additional Information dated April 30, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

The section  titled  "Loans of Portfolio  Securities"  under
"About   the    Portfolios-Additional    Information   about
Investment  Policies and Risks-Other  Investment  Techniques
and  Strategies" is deleted and replaced with the following:
on page 13:

   Loans of Portfolio  Securities (All Portfolios).  Besides
   using repurchase transactions,  Oppenheimer International
   Growth  Fund/VA and Total Return  Portfolio  can lend its
   portfolio   securities  in  amounts  up  to  10%  of  the
   Portfolio's  total  assets.   Oppenheimer   International
   Growth  Fund/VA and Total Return  Portfolio  currently do
   not use this  strategy,  but if they do so they expect to
   limit  such  loans  to not more  than 5% of  their  total
   assets.  Loans can be made to brokers,  dealers and other
   types of financial  institutions approved by the Board of
   Directors.

      Growth Portfolio and Government  Securities  Portfolio
   may  lend  their  portfolio  securities  pursuant  to the
   Securities  Lending  Agreement (the  "Securities  Lending
   Agreement")   with  JP  Morgan  Chase,   subject  to  the
   restrictions    stated   in   their   Prospectus.    Both
   Portfolios   will  lend  such  portfolio   securities  to
   attempt to increase  their income.  Under the  Securities
   Lending Agreement and applicable regulatory  requirements
   (which are subject to change),  the loan collateral must,
   on each  business  day, be at least equal to the value of
   the loaned  securities  and must  consist  of cash,  bank
   letters of credit or  securities  of the U.S.  Government
   (or its  agencies  or  instrumentalities),  or other cash
   equivalents  in which both  Portfolios  are  permitted to
   invest.  To  be  acceptable  as  collateral,  letters  of
   credit  must  obligate a bank to pay to JP Morgan  Chase,
   as  agent,  amounts  demanded  by each  Portfolio  if the
   demand  meets the terms of the letter.  Such terms of the
   letter  of   credit   and  the   issuing   bank  must  be
   satisfactory  to JP  Morgan  Chase  and  each  Portfolio.
   Both Portfolios will receive,  pursuant to the Securities
   Lending  Agreement,  80% of all annual net income  (i.e.,
   net of rebates to the Borrower) from  securities  lending
   transactions.  JP Morgan  Chase has  agreed,  in general,
   to  guarantee  the  obligations  of  borrowers  to return
   loaned  securities  and to be  responsible  for  expenses
   relating to securities  lending.  Both Portfolios will be
   responsible,  however,  for  risks  associated  with  the
   investment  of cash  collateral,  including the risk that
   the issuer of the  security in which the cash  collateral
   has been  invested in defaults.  The  Securities  Lending
   Agreement  may be terminated by either JP Morgan Chase or
   Growth  Portfolio or Government  Securities  Portfolio on
   30 days' written  notice.  The terms of each  Portfolio's
   loans must also meet applicable  tests under the Internal
   Revenue  Code and  permit  each  Portfolio  to  reacquire
   loaned  securities  on five  business  days' notice or in
   time to vote on any important matter.

      There are some  risks in  connection  with  securities
lending.  A Portfolio might  experience a delay in receiving additional  collateral  to  secure  a loan,  or a  delay  in
recovery   of  the  loaned   securities   if  the   borrower
defaults.  A Portfolio  must receive  collateral for a loan.
Under current applicable regulatory  requirements (which are
subject  to  change),   on  each   business   day  the  loan
collateral  must  be at  least  equal  to the  value  of the loaned  securities.  It must  consist of cash,  bank letters of  credit  or  securities  of the  U.S.  government  or its agencies or instrumentalities,  or other cash equivalents in
which  the   Portfolio  is   permitted  to  invest.   To  be
acceptable as collateral,  letters of credit must obligate a bank to pay amounts  demanded by the Portfolio if the demand meets the terms of the  letter.  The terms of the  letter of credit and the  issuing  bank both must be  satisfactory  to the Portfolio.

      When  it  lends  securities,   a  Portfolio   receives
amounts  equal  to  the  dividends  or  interest  on  loaned securities.  It also receives one or more of (a)  negotiated loan fees,  (b) interest on securities  used as  collateral,
and  (c)  interest  on  any   short-term   debt   securities
purchased  with  such  loan   collateral.   Either  type  of
interest may be shared with the  borrower.  A Portfolio  may also pay reasonable  finder's,  custodian and administrative fees in  connection  with  these  loans.  The terms of these loans must meet applicable  tests under the Internal Revenue
Code  and  must  permit  a  Portfolio  to  reacquire  loaned securities  on five  days'  notice or in time to vote on any important matter.

June 27, 2003                                        PX.PAN.018